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                            SUPPLEMENT TO PROSPECTUS
             FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                            DATED SEPTEMBER 16, 2002

SCUDDER WEALTHMARK
Purchase payments may not be allocated to the 1 and 3-year fixed account investment options (collectively, the "Fixed Account Investment Options") and transfers from the variable account investment options to the Fixed Account Investment Options will not be permitted.

SCUDDER WEALTHMARK ML3
Purchase payments may not be allocated to the 1-year fixed account investment option and transfers from the variable account investment options to the 1-year fixed account investment option will not be permitted.

                      SUPPLEMENT DATED SEPTEMBER 20, 2002


Scudder Wealthmark/Wealthmark ML3.Supp 9/2002